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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-2)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)
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           Delaware               333-82832              33-0727357
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(State or Other Jurisdiction     (Commission            (I.R.S. Employer
of Incorporation)                 File Number)          Identification Number)

    3 Ada
    Irvine, California                                   92618
    --------------------------------                     ----------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On March 13, 2002, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2002-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2002 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

     On May 24, 2002 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $88,875,505 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 24, 2002, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.    OTHER EVENTS


Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Subsequent Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $286,108,669 as of March 1, 2002 and (ii) the Pre-Funding Account, which contained approximately $88,875,505.

     As more fully described above, on May 24, 2002, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective Cut-off Dates.


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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Not applicable

           (b)   Not applicable

           (c)   Exhibits



         EXHIBIT NO.               DESCRIPTION


             4.2 Subsequent Transfer Instrument, dated as May 24, 2002, respectively between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

            99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2002-2, Asset- Backed Certificates, Series 2002-2.













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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: May 24, 2002

                                           OPTION ONE MORTGAGE ACCEPTANCE
                                           CORPORATION


                                           By: /s/ William L. O'Neill
                                              --------------------------------
                                           Name:  William L. O'Neill
                                           Title: Treasurer












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                                INDEX TO EXHIBITS


                                                                Sequentially
Exhibit No.                  Description                        Numbered Page
-----------                  -----------                        -------------

    4.2         Subsequent Transfer Instruments, dated as
                May 24, 2002, respectively between Option
                One Mortgage Acceptance Corporation as
                seller and Wells Fargo Bank Minnesota,
                National Association, as trustee.

    99.1        Characteristics of the Mortgage Pool
                relating to Option One Mortgage Acceptance
                Corporation, Asset-Backed Certificates,
                Series 2002-2